Exhibit 99.2

November 19, 2021

Simmons First National Corporation and Spirit of Texas Bancshares, Inc.

Announce Intent to Merge

Transaction will significantly enhance Simmons’ scale in the Lone Star State; complement existing footprint while expanding into high-growth metro markets—Austin, Houston, San Antonio, Corpus Christi and Bryan-College Station

PINE BLUFF, Ark and CONROE, Texas.—Simmons First National Corporation (NASDAQ: SFNC) (“Simmons” or “Company”) and Spirit of Texas Bancshares, Inc. (NASDAQ: STXB) (“Spirit”) announced today the execution of a definitive merger agreement (the “Merger Agreement”) pursuant to which Simmons will acquire Spirit, and its wholly-owned subsidiary, Spirit of Texas Bank SSB (the “Proposed Transaction”), in a transaction consisting of a mixture of cash and Simmons’ common stock with an aggregate value of approximately $581 million, based on the Simmons’ closing stock price of $31.73 on November 17, 2021.

Under the terms and subject to the conditions of the Merger Agreement, shares of Spirit’s common stock and Spirit’s restricted stock units will be converted into the right to receive shares of Simmons’ common stock, and Spirit’s stock options and warrants will be cashed out.

Spirit is a Texas-based bank holding company that operates 37 locations primarily in the Texas Triangle – the fastest growing megaregion in the U.S. consisting of the Dallas-Fort Worth, Houston, San Antonio and Austin metropolitan areas – with additional locations in the Bryan-College Station, Corpus Christi and Tyler metropolitan areas, along with offices in North Central and South Texas. As of September 30, 2021, Spirit had total assets of $3.2 billion, total loans of $2.3 billion and total deposits of $2.7 billion.

Financial highlights for Simmons, Spirit and on a pro forma basis are shown below (unaudited as of September 30, 2021, except where otherwise noted):

($ in billions)					Pro Forma
Assets	$25.1		$3.2		$28.2
Loans	12.4		2.3		14.6
Deposits	19.6		2.7		22.3
Branches	209		37		246
Texas market share rank (1)	47	th	38	th	26	th

Source: S&P Global Market Intelligence; (1) Based on deposit market share data as of June 30, 2021 Note: Simmons data includes the pro forma results of Landmark Community Bank and Triumph Bancshares, Inc. which were acquired by the Company on October 8, 2021.

“Spirit is a highly regarded, high performing bank with whom we share a common philosophy – providing outstanding customer service and developing deep and long-lasting relationships with the clients and communities that we serve and where we live,” said George Makris, Jr., Simmons’ Chairman and CEO. “Strengthening our Texas franchise has been a strategic priority and to partner with Spirit not only enhances our current footprint, but also establishes a platform for growth in Houston, Austin, San Antonio and College Station. These markets have been among the fastest growing in the nation in terms of population and economic activity and projections call for this trend to continue. We believe this merger places us in an advantageous position to capture future growth in the Lone Star State.”

P.O. BOX 7009    501 MAIN STREET    PINE BLUFF, ARKANSAS 71611-7009    (870) 541-1000        www.simmonsbank.com

Makris added, “In addition to cultural and geographic synergies, the financial metrics of this merger are consistent with our stated M&A parameters and strategy of partnering with high-quality banks within our current footprint that represent an efficient use of our capital and deliver on our commitment of building long-term value for our shareholders. We’re very pleased to welcome our newest partners to the Simmons organization, including Dean Bass, who will join our board shortly after closing as an independent director, and David M. McGuire, who will provide leadership as a key member of our executive team in Texas.”

Dean O. Bass, Chairman and CEO of Spirit, commented, “The foundation of Spirit was built upon offering products and services that meet our customers financial needs and delivering an exceptional customer experience that is supported by a diverse and experienced team who are positioned in some of the most attractive markets in the Heart of Texas. By joining forces with Simmons, we recognize the opportunity to align with a partner that shares our passion for providing high-quality customer service, the increased capacity to lend by leveraging a larger balance sheet and access to a broader array of products and services, including leading-edge digital capabilities. We believe the opportunity to join the Simmons team is very positive for our organization and will provide greater benefits to our customers and the communities we serve.”

The Proposed Transaction culminates an eventful year for Simmons. In October, Simmons completed the acquisitions and conversions of Tennessee based Landmark Community Bank (“Landmark”) and Triumph Bancshares, Inc. (“Triumph”), the parent company of Triumph Bank. Based on FDIC deposit market share data as of June 30, 2021, prior to the Landmark and Triumph acquisitions, Simmons Bank ranked as the 11th largest bank in Tennessee. On a pro forma basis (including Landmark and Triumph Bank deposits at June 30, 2021), Simmons Bank now ranks as the 8th largest bank in Tennessee, the 7th largest bank in the Memphis metropolitan area and the 14th largest bank in the Nashville metropolitan area based on FDIC deposit market share data as of June 30, 2021.

Under the terms of the Merger Agreement, Simmons will issue approximately 18,325,000 shares of its common stock, subject to certain conditions and potential adjustments, including substituting cash for Simmons’ common stock to the extent necessary to cash out Spirit’s stock options and warrants. The Proposed Transaction is estimated to be accretive to Simmons’ earnings per share by approximately $0.22 per share (9.8 percent) in 2023. The estimated transaction returns are consistent with Simmons’ stated acquisition criteria pertaining to tangible book value and targeted internal rates of return. Simmons expects to achieve cost savings of approximately 35 percent of Spirit’s noninterest expense base, with approximately 50 percent achieved in 2022 and 100 percent thereafter. While revenue synergies have been identified, they have not been included in any estimates or projections.

The Proposed Transaction, which was approved by the boards of directors of Spirit and Simmons, is subject to approval by Spirit’s shareholders, regulatory approval and other customary closing conditions. Pending the satisfaction of these approvals and other conditions, Simmons expects to close the Proposed Transaction during the second quarter of 2022.

Keefe, Bruyette & Woods, A Stifel Company served as financial advisor to Simmons, and Covington & Burling LLP served as Simmons’ legal advisor. Stephens Inc. served as financial advisor to Spirit, and Hunton Andrews Kurth LLP served as Spirit’s legal advisor.

Simmons First National Corporation

Simmons First National Corporation (NASDAQ: SFNC) is a Mid-South based financial holding company whose principal subsidiary, Simmons Bank, operates more than 200 financial centers in Arkansas, Missouri, Tennessee, Texas, Oklahoma and Kansas. Founded in 1903, Simmons Bank offers comprehensive financial solutions delivered with a client-centric approach. Simmons Bank was named to Forbes’ list of “World’s Best Banks” for the second consecutive year and ranked among the top 30 banks in Forbes’ list of “America’s Best Banks” for 2021. Additional information about Simmons and Simmons Bank can be found on our website at simmonsbank.com, by following @Simmons_Bank on Twitter or by visiting our newsroom.

Spirit of Texas Bancshares, Inc.

Spirit of Texas Bancshares, Inc. (NASDAQ: STXB), through its wholly-owned subsidiary, Spirit of Texas Bank SSB (the “Bank”), provides a wide range of relationship-driven commercial banking products and services tailored to meet the needs of businesses, professionals and individuals. The Bank has 37 locations in the Houston, Dallas/Fort Worth, Bryan/College Station, Austin, San Antonio-New Braunfels, Corpus Christi, Austin and Tyler metropolitan areas, along with offices in North Central and South Texas. Please visit www.sotb.com for more information.

Conference Call

Simmons’ management will host a conference call on Friday, November 19, beginning at 9:00 a.m. Central Time regarding the announcement of the Merger Agreement. Interested parties can listen to this call by dialing toll-free (866)-298-7926 (United States and Canada only) and asking for the Simmons First National Corporation conference call, conference ID 2777331. In addition, the call will be available live or in recorded version on the Company’s website at simmonsbank.com under “Investor Relations.” The recorded version will be available for at least 60 days.

Additional information regarding the Proposed Transaction is provided in a supplemental presentation available under the “Investor Relations” page of the Company’s website at simmonsbank.com.

Forward-Looking Statements

Certain statements contained in this press release may not be based on historical facts and should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “estimate,” “expect,” “foresee,” “intend,” “indicate,” “target,” “plan,” positions,” “prospects,” “project,” “predict,” or “potential,” by future conditional verbs such as “could,” “may,” “might,” “should,” “will,” or “would,” or by variations of such words or by similar expressions. These forward-looking statements include, without limitation, statements relating to the impact the Company and Spirit expect the Proposed Transaction to have on the combined entities’ operations, financial condition and financial results, and the Company’s and Spirit’s expectations about their ability to obtain regulatory approvals and Spirit’s shareholder approval, their ability to successfully integrate the combined businesses and the amount of cost savings and other benefits the Company and Spirit expect to realize as a result of the Proposed Transaction. The forward-looking statements may also include, without limitation, those relating to the Company’s and Spirit’s predictions or expectations of future business or financial performance as well as goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for future growth, revenue, expenses, assets, capital levels, liquidity levels, asset quality, profitability, earnings, accretion, customer service, investment in digital channels, or other future financial or business performance, strategies or expectations, the impacts of the COVID-19 pandemic and the ability of the Company and Spirit to manage the impacts of the COVID-19 pandemic, capital resources, market risk, plans for investments in securities, effect of future litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

These forward-looking statements involve risks and uncertainties, and may not be realized due to a variety of factors, including, without limitation: changes in the Company’s and Spirit’s operating, acquisition, or expansion strategy; the effects of future economic conditions (including unemployment levels and slowdowns in economic growth), governmental monetary and fiscal policies, as well as legislative and regulatory changes, including in response to the COVID-19 pandemic; changes in interest rates; possible adverse rulings, judgements, settlements, and other outcomes of pending or future litigation; the ability to obtain regulatory approvals and meet other closing conditions to the Proposed Transaction; delay in closing the Proposed Transaction; difficulties and delays in integrating the Spirit business or fully realizing cost savings and other benefits of the Proposed Transaction; changes in the Company’s share price before closing; the outcome of any legal proceedings that may be instituted against the Company or Spirit as a result of the Proposed Transaction or otherwise; the occurrence of any event, change or other circumstance that could give rise to the right of one or both parties to terminate the Agreement; business disruption following the Proposed Transaction; the reaction to the Proposed Transaction of the companies’ customers, employees and counterparties; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on the Company, Spirit and the Proposed Transaction; and other relevant risk factors, which may be detailed from time to time in the Company’s and Spirit’s press releases and filings with the U.S. Securities and Exchange Commission (the “SEC”). Many of these factors are beyond the Company’s and Spirit’s ability to predict or control, and actual results could differ materially from those in the forward-looking statements due to these factors and others. In addition, as a result of these and other factors, the Company’s and Spirit’s past financial performance should not be relied upon as an indication of future performance.

The Company and Spirit believe the assumptions and expectations that underlie or are reflected in any forward-looking statements, expressed or implied, in this press release are reasonable, based on information available to the Company and Spirit on the date of this press release. However, given the described uncertainties and risks, the Company and Spirit cannot guarantee its future performance or results of operations or whether the Company’s and Spirit’s future performance will differ materially from the performance reflected in or implied by its forward-looking statements, and you should not place undue reliance on these forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Any forward-looking statement speaks only as of the date of this press release, and neither the Company nor Spirit undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information and Where to Find It

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Proposed Transaction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

In connection with the Proposed Transaction, the Company will file with the SEC a registration statement on Form S-4 (the “Registration Statement”) to register the shares of Company common stock that will be issued to Spirit shareholders in the Proposed Transaction. The Registration Statement will include a proxy statement of Spirit and a prospectus of the Company (the “Proxy Statement/Prospectus”), and the Company and/or Spirit may file with the SEC other relevant documents concerning the Proposed Transaction. The definitive Proxy Statement/Prospectus will be mailed to shareholders of Spirit. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY THE COMPANY AND/OR SPIRIT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Free copies of the Proxy Statement/Prospectus, as well as other filings containing information about the Company and Spirit, may be obtained at the SEC’s Internet site (http://www.sec.gov), when they are filed by the Company or Spirit. You will also be able to obtain these documents, when they are filed, free of charge, from the Company at simmonsbank.com under the heading “Investor Relations” or from Spirit at www.sotb.com under the “Investor Relations” link. Copies of the Proxy Statement/Prospectus can also be obtained, when it becomes available, free of charge, by directing a request to the Company at Simmons First National Corporation, 501 Main Street, Pine Bluff, Arkansas 71601, Attention: Ed Bilek, Director of Investor Relations, Email: ed.bilek@simmonsbank.com or ir@simmonsbank.com, Telephone: (870) 541-1000; or by directing a request to Spirit at Spirit of Texas Bancshares, Inc., 1836 Spirit of Texas Way, Conroe, Texas 77301, Attention: Corporate Secretary, Email: jgoleman@sotb.com, Telephone: (936) 521-1836.

Participants in the Solicitation

The Company, Spirit, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Spirit in connection with the Proposed Transaction. Information about the Company’s directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 15, 2021. Information about Spirit’s directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 9, 2021. Information regarding all of the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus regarding the Proposed Transaction and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Investor and Media Contact
Ed Bilek	Ken Dennard/Natalie Hairston
EVP, Director of Investor Relations	Dennard Lascar Investor Relations
Simmons First National Corporation	STXB@dennardlascar.com
ed.bilek@simmonsbank.com	713.529.6600
205.612.3378 (mobile)